UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2007
EDDIE BAUER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-51676 (Commission File Number)	42-1672352 (IRS Employer Identification No.)
10401 NE 8TH STREET, SUITE 500
BELLEVUE, WA 98004
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (425) 755-6544
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 13, 2007, Eddie Bauer Holdings, Inc. (the “Company”) issued a press release announcing its earnings for the third quarter ended September 29, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 12, 2007, the Company issued a press release announcing the appointment of three executive officers to important operational positions in its senior management team.
     Marv Toland, 46, has been appointed Senior Vice President and Chief Financial Officer of the Company. Mr. Toland will assume his new role on November 14, 2007 (the “Start Date”). In connection with this appointment, David Taylor will cease to serve as the Company’s Interim Chief Financial Officer effective as of the Start Date. Information on Mr. Toland’s business experience is set forth in the press release attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     Mr. Toland’s annual salary will be $340,000 and he will be eligible to earn annual target bonuses of 70% of base salary, based on achieving specific performance criteria. Mr. Toland will also receive annual perquisite allowance of $14,000. On the Start Date Mr. Toland will receive 11,000 restricted stock units. These restricted stock units will be subject to forfeiture until Mr. Toland has completed four years of service. Mr. Toland will also receive 4,000 time vested stock options, which will vest 25% per year over four years, and performance based options to purchase up to 16,000 shares. The 16,000 options will consist of 8,000 five-year performance options and 8,000 seven-year performance options. The five-year performance options will vest only if the closing price of the Company common stock reaches $25 per share for 30 consecutive trading days within five years of the grant date. The seven-year performance options will vest only if the closing price of the Company common stock reaches $35 per share for 30 consecutive trading days within seven years of the grant date. The exercise price of options will be the closing price of the Company’s common stock on the Start Date.
     As an officer of the Company, Mr. Toland will be entitled to participate in the Company’s executive benefit plans and programs, including the Company’s Change in Control Plan. If Mr. Toland’s employment is terminated under certain circumstances within 24 months after a change in control, he will be entitled to severance pay equal to two times his base salary and target bonus paid in a lump sum.
     Freya R. Brier, 49, has been appointed Senior Vice President, General Counsel and Secretary of the Company. Information on Ms. Brier’s business experience is set forth in the press release attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     Ronn Hall, 50, has been appointed Senior Vice President, Sourcing and Supply Chain of the Company. Information on Mr. Hall’s business experience is set forth in the press release attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 13, 2007

99.2	Press Release dated November 12, 2007

SIGNATURES
     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EDDIE BAUER HOLDINGS, INC. (Registrant)
Dated: November 13, 2007	By:	/s/ David Taylor
David Taylor
Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 13, 2007
99.2	Press Release dated November 12, 2007